                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Organitech USA, Inc. (the "Company") on
Form 10-K/A, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Rachel Ben-Nun, Chief Executive Officer of the Company,
certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date: April 2, 2009

By: /s/ Rachel Ben-Nun
----------------------
Rachel Ben-Nun
Chief Executive Officer